PLACEMENT AGENCY AGREEMENT

                                                                   June 18, 2004

Casimir Capital LP
100 Broadway
New York, NY 10005-4512

Ladies and Gentlemen:

      Wireless Frontier Internet, Inc., a Delaware corporation (the "Company"), hereby confirms its agreement (the "Agreement") with Casimir Capital LP (the "Placement Agent"), as follows (unless the context otherwise requires, as used herein, the "Company" refers to Wireless Frontier Internet, Inc. and each of its subsidiaries, if any):

1. Offering.

(a) The Company intends to offer (the "Offering") for sale through the Placement Agent as exclusive agent for the Company, investment units ("Units"), each Unit comprised of (i) one (1) share (the "Shares") of Common Stock, par value $0.001 per share, of the Company (the "Common Stock") and (ii) a 5-year warrant (the "Warrants") to purchase one-half of one share of Common Stock (the Warrants, together with the Shares, the "Securities"). The minimum subscription for Units shall be $100,000, however, the Company and the Placement Agent may, in their discretion, accept less than the minimum subscription amount. The purchase price per Unit shall be equal to $0.20. The exercise price of the Warrants shall be the same as the purchase price per Unit, subject to full ratchet antidilution for the first year and to weighted-average antidilution for two years thereafter. The total amount of gross proceeds from the sale of Units in the Offering shall be a minimum of $3,000,000 (the "Minimum Amount") and a maximum of $5,000,000 (the "Maximum Amount"). All Unit prices, share prices, exercise prices and conversion prices should be proportionally adjusted to reflect stock splits, stock dividends, recapitalizations and the like.

(b) The Units will be offered on a reasonable efforts basis for a period of 60 days from the date that the Memorandum (as defined in Section 1(d)) is first sent to prospective investors (the "Commencement Date"), which period may be extended by the Placement Agent for up to an additional 30 days (the "Offering Period"). The date on which the Offering shall terminate shall be referred to as the "Termination Date."

(c) The minimum subscription for Units shall be $100,000, however, the Company and the Placement Agent may, in their discretion, accept less than the minimum subscription amount; provided, however, that the Placement Agent shall not tender to the Company and the Company shall not accept subscriptions from, or sell Units to, any persons or entities that do not qualify as (or are not reasonably believed to be) "accredited investors," as such term is defined in Rule 501 of Regulation D ("Regulation D") promulgated under Section 4(2) of the Securities Act of 1933, as amended (the "Act").

(d) The offering of the Units will be made by the Placement Agent on behalf of the Company solely pursuant to the Memorandum, which at all times will be in form and substance reasonably acceptable to the Placement Agent, the Company and their respective counsel and contain such legends and other information as the Placement Agent, the Company and their respective counsel may, from time to time, deem reasonably necessary and desirable to be set forth therein. "Memorandum" as used in this Agreement means the Company's Confidential Private Placement Memorandum, inclusive of all exhibits, and any and all amendments, supplements and appendices thereto. Unless otherwise defined, each term used in this Agreement will have the same meaning as shall be set forth in the Memorandum.

2. Representations and Warranties.

(a) All references to the "Company" in Section 2(a)(i) through 2(a)(xvi) shall be deemed to include the Company's subsidiaries, as applicable, except as otherwise set forth therein. Except as set forth under the corresponding section of the Disclosure Schedules attached hereto, the Company hereby represents and warrants to, and agrees with, the Placement Agent that:

      (i) The Company will not engage in any form of general solicitation or general advertising which is prohibited by Regulation D, or applicable state securities or blue sky laws in connection with the Offering. Neither the Company nor, to its knowledge, its affiliates has been subject to any order, judgment or decree of any court or governmental authority of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Section 503 of Regulation D. Subject to the accuracy of the Placement Agent's representations and warranties in Section 2(b) below, the Units will be offered and sold pursuant to the registration exemption provided by Regulation D and
      Section 4(2) and/or Section 4(6) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those United States jurisdictions in which the Placement Agent notifies the Company that the Units are being offered for sale. The Memorandum will describe all material aspects, including attendant risks, of an investment in the Company. The Company has not taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Regulation D or Section 4(2) and/or
      Section 4(6) of the Act and knows of no reason why any such exemption would be otherwise unavailable to it.

      (ii) The Memorandum will not, and as of the date of the Memorandum, does not, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. To its knowledge, none of the written statements, documents or certificates prepared or supplied by the Company with respect to the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact that the Company has not disclosed to the Placement Agent and its counsel in writing and of which the Company is aware that materially and adversely affects or could materially and adversely affect the business, prospects, financial condition, operations, assets or affairs of the Company or any of its subsidiaries.

      (iii) The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The Company has no subsidiaries and does not have an equity interest in any other firm, partnership, association or other entity. The Company owns all of the outstanding capital stock of its subsidiaries. As of the First Closing, the Company will be duly qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company or its business.

      (iv) The Company has all requisite corporate power and authority to conduct its business as presently conducted and as proposed to be conducted (to the extent described in the Memorandum), to enter into and perform its obligations under this Agreement and the other agreements contemplated hereby and by the Memorandum, and the Securities (collectively, the "Transaction Documents") and to issue, sell and deliver the Units, the Securities and the shares of Common Stock issuable upon exercise of the Warrants (the "Conversion Shares"). The execution and delivery of each of the Transaction Documents has been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered and constitutes, and each of the other Transaction Documents, upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

      (v) None of the execution and delivery of, or performance by the Company under, any of the Transaction Documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the material assets of the Company under any agreement or other instrument to which the Company is a party or by which the Company or its material assets may be bound, any term of the charter or by-laws of the Company, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its material assets.

      (vi) The Company will have the authorized and outstanding capital stock set forth under the heading "Description of the Units and Capital Stock" in the Memorandum. All outstanding shares of capital stock of the Company are duly authorized, validly issued and outstanding, fully paid and nonassessable. Except as set forth in the Memorandum: (i) there are no outstanding options, stock subscription agreements, warrants or other rights permitting or requiring the Company or others to purchase or acquire any shares of capital stock, or other equity securities of the Company, or to pay any dividend or make any other distribution in respect thereof; (ii) there are no securities issued or outstanding that are convertible into or exchangeable for any of the foregoing and, to the knowledge of the Company, other contracts, commitments or understandings, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) no shares of stock or other securities of the Company are reserved for issuance for any purpose;
      (iv) there are no voting trusts or, to the knowledge or the Company, other contracts, commitments, understandings, arrangements or restrictions of any kind with respect to the ownership, voting or transfer of shares of stock or other securities of the Company, including without limitation, any preemptive rights, rights of first refusal, proxies or similar rights; and (v) no person holds a right to require the Company to register any securities of the Company under the Act or to participate in any such registration. The issued and outstanding shares of capital stock of the Company conform in all material respects to all statements in relation thereto contained in the Memorandum and the Memorandum describes all material terms and conditions thereof. All issuances by the Company of its securities were at the time of their issuance either (A) exempt from registration under the Act and any applicable state securities laws or (B) appropriately registered.

      (vii) The Shares, the Warrant Securities, the Conversion Shares and the Agent's Warrants (as defined in Section 3(e) hereof) have been duly authorized and, when issued and delivered against payment therefor as provided in the Transaction Documents, will be validly issued, fully paid and nonassessable and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company other than as provided in the Transaction Documents. No holder of any of the Securities, the Conversion Shares or the Agent's Securities (as defined in Section 3(e) hereof) will be subject to personal liability solely by reason of being such a holder and, except as set forth in the Memorandum, none of the Securities, the Conversion Shares or the Agent's Securities is subject to preemptive or similar rights of any securityholder of the Company, nor will the issuance of such securities trigger an adjustment under the antidilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of the Company. A sufficient number of authorized but unissued shares of Common Stock have been reserved for issuance upon exercise of the Warrants and the exercise of the Agent's Warrants.

      (viii) No consent, authorization or filing of or with any court or governmental authority is required in connection with the issuance of the Securities, the Conversion Shares or the Agent's Securities (as defined in
      Section 3(e) hereof) or the consummation of the transactions contemplated herein or in the other Transaction Documents, except for (a) the filing with the SEC of a registration statement providing for registration of the Shares, the Conversion Shares and the Agent's Shares, (b) the filing with the SEC of a Form D pursuant to Regulation D, (c) other required filings with the SEC, if any, and (d) applicable "blue sky" or state securities commissions relating specifically to the Offering (all of which will be duly made on a timely basis).

      (ix) Except as set forth in the Memorandum, the financial statements, together with the related notes thereto, of the Company included or incorporated by reference in the Memorandum are true and complete and present fairly, in all material respects, the financial position of the Company as of the respective dates specified and the results of its operations and changes in financial position for the respective periods covered thereby. Such financial statements and related notes were prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated and except that the unaudited financial statements omit full notes, and except for normal year-end adjustments. Except as set forth in such financial statements or in the Memorandum, the Company has no material liabilities of any kind, whether accrued, absolute, contingent or otherwise or entered into any material transactions or commitments. The Company does not know of any facts, circumstances or conditions (or any state of facts, circumstances or conditions which management of the Company has concluded could give rise thereto) that could materially adversely affect its business, operations, earnings or prospects that have not been fully disclosed in the Memorandum.

      (x) The conduct of business by the Company as presently conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company conducts its business, except as described in the Memorandum or except such regulation as is applicable to commercial enterprises generally. Except as set forth in the Memorandum, all material licenses, permits, approvals, government authorizations, leases, contracts and agreements referred to in the Memorandum, along with all other material licenses, permits, approvals, leases, governmental authorizations or contracts to which the Company is a party, have been obtained and are valid and in full force and effect and neither the Company nor, to the knowledge of the Company, any other party is in default thereunder, and to the knowledge of the Company, no event has occurred which with the passage of time or the giving of notice, or both, would constitute a default thereunder except for a default which would not have a material adverse effect on the Company. Except as described in the Memorandum, all material licenses, permits, approvals or governmental authorizations necessary to permit the Company to conduct its business have been obtained and are outstanding and to the knowledge of the Company, will be outstanding on each Closing Date (as defined below), and the Company is in all material respects complying therewith. There are no proceedings pending, or to the knowledge of the Company threatened, seeking to cancel, terminate or limit such licenses, approvals or permits.

      (xi) Except as disclosed in the Memorandum, no default by the Company or, to the best knowledge of the Company, any other party exists in the due performance under any material agreement to which the Company is a party or to which any of its material assets is subject (collectively, the "Company Agreements"). The Company Agreements disclosed in the Memorandum are the only material agreements to which the Company is bound or by which its assets are subject, are accurately and fairly described in the Memorandum and are in full force and effect in accordance with their respective terms.

      (xii) Except as set forth in the Memorandum, there are no actions, proceedings, claims or investigations, before or by any court or governmental authority pending or, to the best knowledge of the Company, threatened, against the Company, or involving its assets or, to the knowledge of the Company, involving any of its officers or directors which, if determined adversely to the Company or such officer or director, could result in any material adverse change in the condition (financial or otherwise) or prospects of the Company or adversely affect the transactions contemplated by this Agreement or the other Transaction Documents or the enforceability thereof.

      (xiii) The Company is not in violation of: (a) its charter or by-laws; (b) any indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its material assets may be subject; (c) any statute, rule or regulation currently applicable to the Company; or (d) any judgment, decree or order applicable to the Company, which violation or violations individually, or in the aggregate, would result in any material adverse change in the condition (financial or otherwise) or prospects of the Company.

      (xiv) Except as set forth in the Memorandum, since the date of the interim financial statements incorporated by reference in the Memorandum, there has been no: (a) material adverse change in the business condition (financial or otherwise) or prospects of the Company; (b) transaction otherwise than in the ordinary course of business; (c) issuance of any securities (debt or equity) or any rights to acquire any such securities;
      (d) damage, loss or destruction, whether or not covered by insurance, with respect to any material asset or property of the Company; or (e) agreement to permit any of the foregoing.

      (xv) The execution and delivery of this Agreement has been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

      (xvi) The Company is not obligated to pay, and has not obligated the Placement Agent to pay, a finder's or origination fee in connection with the Offering. The Company has not offered for sale or solicited offers to purchase the Units except for negotiations with the Placement Agent. Except as set forth in the Memorandum, as of the commencement of the Offering, no other person has any right to participate in any offer, sale or distribution of the Company's securities to which the Placement Agent's rights, described herein, shall apply.

      (xvii) Except as set forth in the Memorandum or in the SEC Reports (as defined below), the Company does not own any real property in fee simple, and the Company has good and marketable title to all property (personal, tangible and intangible) owned by it, free and clear of all security interests, liens and encumbrances.

      (xviii) Except for rights to its name, the Company has no intellectual property rights of any nature, including, but not limited to, patents, trademarks, copyrights and service marks. The Company has not infringed upon the rights of others with respect to any intellectual property rights.

      (xix) The Company has filed, on a timely basis, each Federal, state, local and foreign tax return which is required to be filed by it, or has requested an extension therefor and has paid all taxes and all related assessments, penalties and interest to the extent that the same have become due.

      (xx) The Company has filed (i) all reports required to be filed by it under the Securities Act; (ii) all annual reports on Form 10-KSB and all quarterly reports on Form 10-QSB required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, in order for it to satisfy its filing requirements under the Exchange Act for the periods to which each such report relates, in each case commencing with the fiscal quarter ended September 30, 2003 (or such shorter period as the Company was required by law to file such material); (iii) an annual report on Form 10-KSB, covering the fiscal years ended December 31, 1998, 1999, 2000, 2001 and 2002, which was filed with the SEC on May 28, 2004;
      (iv) a quarterly report on Form 10-QSB, covering the fiscal quarters ended March 31, June 30 and September 30, 1999, which was filed with the SEC on May 28, 2004; (v) a quarterly report on Form 10-QSB, covering the fiscal quarters ended March 31, June 30 and September 30, 2000, which was filed with the SEC on May 28, 2004; (vi) a quarterly report on Form 10-QSB, covering the fiscal quarters ended March 31, June 30 and September 30, 2001, which was filed with the SEC on May 28, 2004; (vii) a quarterly report on Form 10-QSB, covering the fiscal quarters ended March 31, June 30 and September 30, 2002, which was filed with the SEC on May 28, 2004; and (viii) a quarterly report on Form 10-QSB, covering the fiscal quarters ended March 31 and June 30, 2002, which was filed with the SEC on May 28, 2004 (the foregoing materials, as amended, where applicable, being collectively referred to herein as the "SEC Reports"). The Company has made available to the Placement Agent a copy of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports (as amended, where applicable) relating to the periods completed in the 24 months preceding the date hereof contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) The Placement Agent hereby represents and warrants to, and agrees with, the Company that:

      (i) The Placement Agent is licensed and registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations promulgated thereunder and to the extent legally required, the securities laws in effect in any state or other jurisdiction in which Units are offered by the Placement Agent and the rules, regulations and orders of any securities administrator existing or adopted thereunder.

      (ii) The Placement Agent has not offered or sold, and will not offer or sell, any Units except to those that it reasonably believes to be "accredited investors" as such term is defined in Regulation D and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Units is aware that such sale is being made in reliance on Section 4(2) of the Act.

      (iii) The execution and delivery of this Agreement has been duly authorized by all necessary corporate action on the part of the Placement Agent. This Agreement has been duly executed and delivered and constitutes a valid and binding obligation of the Placement Agent, enforceable against the Placement Agent in accordance with its terms.

      (iv) Neither the Placement Agent nor any person acting on its behalf has made or will made offers or sales of the Units by means of any form of general solicitation or general advertising within the meaning of Regulation D, or applicable state securities laws or blue sky laws in connection with the Offering.

3. Placement Agent Appointment and Compensation.

(a) In accordance with the terms hereof, the Company hereby appoints the Placement Agent and its selected dealers, as its exclusive agent in connection with the Offering. The Company acknowledges that the Placement Agent may use selected dealers and sub agents to fulfill its agency hereunder; provided that such dealers and sub agents are compensated solely by the Placement Agent; provided, further, that the Placement Agent shall ensure that such selected dealers and sub agents are provided with a copy of this Agreement and agree to be bound by the terms hereof to the same extent as if they were parties hereto. The Placement Agent shall, in any event, be responsible for any breach of this Agreement by any such dealers or sub agents. Except as expressly stated herein, the Company has not and will not make, or permit to be made, any offers or sales of the Units other than through the Placement Agent without the Placement Agent's prior written consent. The Placement Agent has no obligation to purchase any of the Units. The agency of the Placement Agent hereunder shall continue until the earlier of the Termination Date or the Final Closing (as defined below).

(b) The Company will cause to be delivered to the Placement Agent copies of the Memorandum and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Act and applicable securities laws, and hereby authorizes the Placement Agent and its agents, employees and selected dealers to use the Memorandum in connection with the sale of the Units until the Termination Date, and no other person or entity is or will be authorized to give any information or make any representations other than those contained in the Memorandum or to use any offering materials other than those contained in the Memorandum in connection with the sale of the Units. The Company will provide at its own expense such quantities of the Memorandum and other documents and instruments relating to the Offering as the Placement Agent may reasonably request.

(c) Subject to Section 13 hereof, the Company will cooperate with the Placement Agent by making available to its representatives such information as may be requested in making a reasonable investigation of the Company and its affairs and shall provide access to such employees as shall be reasonably requested in connection with the performance of the Placement Agent's obligations hereunder.

(d) The Company shall pay to the Placement Agent a placement fee (the "Placement Agent's Fee") equal to ten percent (10%) of the aggregate gross proceeds in each closing of the sale of the Units (each, a "Closing") and a cash fee equal to four percent (4%) of the gross proceeds upon each exercise (other than a cashless exercise) of the Warrants. In addition, the Company shall pay all expenses set forth in Section 5(i) hereof. The Placement Agent's Fee and the expenses set forth in Section 5(i) hereof will be deducted from the gross proceeds of the Units sold at each Closing, as set forth in Section 4 hereof. The Placement Agent shall direct all such amounts to be paid directly from the escrow account established pursuant to Section 4(b) hereof.

(e) As additional compensation hereunder, at each Closing, the Company shall sell to the Placement Agent or its designees, for nominal consideration, warrants to purchase the number of shares of Common Stock equal to ten percent (10%) of the Shares and shares of Common Stock underlying the Warrants sold in each Closing (the "Agent's Warrants"), at an exercise price equal to the exercise price of the Warrants sold at such Closing. The shares of Common Stock underlying the Agent's Warrants shall be referred to collectively herein as the "Agent's Shares" and, together with the Agent's Warrants, as the "Agent's Securities". The Agent's Warrants shall be exercisable until five years after their date of issuance. The holders of the Agent's Securities shall have registration rights equivalent to those granted to the holders of Units. The form of the Agent's Warrants shall be substantially similar to the Warrants, except that the Agent's Warrants shall contain cashless exercise provisions for the entire term of the Agent's Warrant.

(f) Within 30 days following the final Closing of the Offering, the Placement Agent will deliver to the Company a list of all parties that it contacted in connection with the Offering other than those that invested in the Offering (each such party a "Placement Agent Party"). In the event any investor in the Offering, whose investment shall be evidenced by the execution and delivery by such investor to the Company of a subscription agreement (or other similar agreement), or any other Placement Agent Party invests in the Company at any time within eighteen (18) months from the later of the Termination Date or the final Closing (the "Final Closing") of the Offering, the Company shall pay to the Placement Agent cash and warrant compensation with respect to such investment or consideration equal to that which is set forth herein with respect to the Offering.

(g) At or prior to the Commencement Date, the Company shall engage the Placement Agent as its non-exclusive financial advisor and pay the Placement Agent a monthly advisory fee equal to $4,000 per month for a period of twelve months
(12) months from the later of the Termination Date or the Final Closing. At or prior to the Commencement Date, the parties shall enter into a financial advisory agreement in form and substance reasonably satisfactory to the Placement Agent and the Company embodying such terms customarily included in such agreements.

(h) For a period of twelve (12) months from the date hereof, if the Company agrees in principle with a third party for such third party to act as placement agent or financial advisor to the Company in connection with any proposed offering by the Company of its securities (each, a "Subsequent Offering"), the Company (provided this Agreement shall not have been terminated by the Placement Agent without cause or by the Company with cause) shall, prior to entering into any binding arrangement with such third party, provide the Placement Agent with a summary of the material terms of any such proposed arrangement (the "Third Party Offer"). For a period of ten (10) business days following delivery of such notice (the "Right to Match Period"), the Placement Agent shall have the right to match the terms of the Third Party Offer. If the Placement Agent matches the terms of the Third Party Offer within the Right to Match Period, the Company shall retain the Placement Agent, in place of such third party, to act as exclusive placement agent or financial advisor to the Company in connection with the Subsequent Offering. If the Placement Agent is unable to match the terms of the Third Party Offer within the Right to Match Period, the Company shall have the right to retain such third party to act as placement agent or financial advisor in connection with the Subsequent Offering.

4. Subscription and Closing Procedures.

(a) Each prospective purchaser will be required to complete and execute one original signature page for the Subscription Agreement in the form annexed to the Memorandum and the accredited investor certification attached thereto, which will be forwarded or delivered to the Placement Agent at the Placement Agent's offices at the address set forth in Section 11 hereof, together with the subscriber's check or good funds in the full amount of the purchase price per Unit for the number of Units desired to be purchased.

(b) All funds for subscriptions received from the Offering will be promptly forwarded by the Placement Agent or the Company, if received by it, to and deposited in an escrow account (the "Escrow Account") with Independence Bank, acting as escrow agent (the "Escrow Agent") established for the purpose of holding subscription funds prior to a Closing. All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of the escrow agreement with respect thereto among the Company, the Placement Agent and the Escrow Agent. The Company will pay all fees related to the establishment and maintenance of the Escrow Account. The Placement Agent can reject any subscriptions for any reason. Subject to the receipt of such subscriptions for the Minimum Amount, the Company will either accept or reject the Subscription Agreements in a timely fashion and at each Closing will countersign the Subscription Agreements and provide copies of such agreements to the Placement Agent. The Company will give written notice to the Placement Agent of its acceptance or rejection of each subscription. The Company, or the Placement Agent on the Company's behalf, will promptly return to subscribers incomplete, improperly completed, improperly executed and rejected subscriptions and give written notice thereof to the Placement Agent upon such return.

(c) If subscriptions for at least the Minimum Amount have been accepted prior to the Termination Date, the funds therefor have been collected by the Escrow Agent and all of the conditions set forth elsewhere in this Agreement are fulfilled, a closing shall be held promptly with respect to that portion of the Units sold (the "First Closing"). Thereafter, the remaining Units will continue to be offered and sold in accordance with the terms hereof until the Termination Date. Additional Closings may from time to time be conducted at times mutually agreeable with respect to the additional Units sold, with the Final Closing to occur within ten (10) days after the earlier of the Termination Date or the sale of all Units offered. Delivery of payment for the accepted subscriptions from the funds held in the Escrow Account will be made at each Closing at the Placement Agent's offices against delivery by the Company of the Securities comprising the Units at the address set forth in Section 11 hereof (or at such other place as may be mutually agreed upon between the Company and the Placement Agent), net of amounts due to the Placement Agent and Blue Sky counsel pursuant to Section 5(i) hereof as of such Closing. Executed Securities and the Agent's Warrants will be in such authorized denominations and issued in such names as the Placement Agent may request on or before the second full business day prior to the date of each Closing ("Closing Date"), and will be made available to the Placement Agent for review and packaging at the Placement Agent's office at least one full business day prior thereto.

(d) If Subscription Agreements for the Minimum Amount have not been received and accepted by the Company on or before the Termination Date for any reason, the Offering will be terminated, no Units will be sold, and the Escrow Agent will, at the request of the Placement Agent, cause all monies received from subscribers for the Units to be promptly returned to such subscribers without interest, penalty, expense or deduction.

5. Further Covenants. The Company hereby covenants and agrees that:

(a) The Company agrees that it shall modify or supplement the Memorandum during the course of the Offering to ensure that the Memorandum does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements in such quantities as the Placement Agent may reasonably request. The Company will not at any time, whether before or after the Final Closing, prepare or use any amendment or supplement to the Memorandum of which the Placement Agent will not previously have been advised and furnished with a copy, or to which the Placement Agent or its counsel will have reasonably objected in writing or orally (confirmed in writing within 24 hours), or which is not in compliance with the Act, the Regulations and other applicable securities laws.

(b) Except with the prior written consent of the Placement Agent, which consent shall not be unreasonably withheld, the Company shall not, at any time prior to the Final Closing, take any action that would cause any of the representations and warranties made by it in this Agreement not to be complete and correct in all material respects on and as of each Closing Date with the same force and effect as if such representations and warranties had been made on and as of each such date.

(c) As soon as practicable following notification thereof, the Company will advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Memorandum, or the suspension of the qualification or registration of the Units for offering or the suspension of any exemption for such qualification or registration of the Units for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and the Company will use its reasonable best efforts to prevent the issuance of any such order, judgment or decree, and, if issued, to obtain as soon as reasonably practicable the lifting thereof.

(d) The Company shall comply in all material respects with the Act, the rules and regulations of the Securities and Exchange Commission (the "SEC"), the 1934 Act, and the rules and regulations thereunder in each case applicable to the offer and sale of the Units, and all applicable state securities laws and the rules and regulations thereunder in the states in which the Placement Agent's Blue Sky counsel has advised the Placement Agent that the Units are qualified or registered for sale or exempt from such qualification or registration (except to the extent that such qualification or registration would require the Company to be qualified to do business in such state or states), so as to permit the continuance of the sales of the Units, and will file with the SEC, and shall promptly thereafter forward to the Placement Agent, any and all reports on Form D as are required.

(e) The Company shall use its reasonable best efforts to qualify the Units for sale (or seek exemption therefrom) under the securities laws of such jurisdictions in the United States as the Placement Agent shall designate, and the Company will (through Blue Sky counsel) make such applications and furnish information as may be required for such purposes. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request.

(f) The Company shall place a legend on the certificates representing the Securities issued to subscribers stating that the securities evidenced thereby have not been registered under the Act or applicable state securities laws, setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Act and applicable state laws.

(g) During the Offering Period, the Company shall make available for review by prospective purchasers of the Units during normal business hours at the Company's offices, upon their request, copies of the Company Agreements to the extent that such disclosure shall not violate any obligation on the part of the Company to maintain the confidentiality thereof and shall afford each prospective purchaser of Units the opportunity to ask questions of and receive answers from an officer of the Company concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Memorandum to the extent it possesses such information or can acquire it without unreasonable expense.

(h) Except with the prior written consent of the Placement Agent, which consent shall not be unreasonably withheld, or as set forth in the Memorandum with respect to the issuance of Units, the Company shall not, at any time prior to the earlier of the Final Closing or the Termination Date, engage in or commit to engage in any transaction outside the ordinary course of business, including, without limitation, the incurrence of material indebtedness; materially change its business or operations as shall be described in the Memorandum; dispose of any material assets or make any material acquisition; or issue, agree to issue or set aside for issuance any securities (debt or equity) or any right to acquire such securities, except as shall be contemplated by the Memorandum. Notwithstanding the preceding sentence, the Company may issue (i) compensatory option grants to employees and consultants in the ordinary course of business pursuant to option plans presently in effect, (ii) shares of its Common Stock upon exercise of outstanding options or warrants or conversion of outstanding convertible securities and (iii) securities included in the Units sold in the Offering and the Agent's Warrants.

(i) Whether or not the Offering is consummated, or this Agreement is terminated, the Company hereby agrees to pay all of its fees, costs and expenses incident hereto and to the Offering, including, without limitation, those in connection with (i) preparing, distributing and binding the Memorandum and any and all amendments and/or supplements thereto, fees for bound volumes and any and all agreements, contracts and other documents related hereto and thereto; (ii) the authorization, issuance, transfer and delivery of the Securities, Conversion Shares, and the Agent's Securities, including, without limitation, fees and expenses of any transfer agent or registrar; (iii) the fees and expenses of the Escrow Agent (subject to Section 4(b) hereof); (iv) all fees and expenses of legal, accounting and other advisers to the Company; (v) all filing fees, costs and legal fees and expenses for Blue Sky services and related filings with respect to Blue Sky exemptions and qualifications, including legal fees of $3,000 for the first ten states and $450 per state thereafter, $3,000 of which shall be paid to the Placement Agent's counsel upon execution of this Agreement for legal fees in connection with obtaining Blue Sky exemptions (the "Blue Sky Fees"); and (vi) subject to Section 9 hereof, a nonaccountable expense allowance ("Placement Agent Expenses") relating to expenses incurred by the Placement Agent in connection with the Offering (including, without limitation, travel and related expenses and fees and expenses of legal, accounting and other advisers to the Placement Agent) equal to 3% of the gross proceeds from the sale of Units. A good faith advance of $25,000 to cover up front expenses to be incurred by the Placement Agent has been paid by the Company on March 16, 2004. Such amount shall be credited at the First Closing against the 3% nonaccountable expense allowance.

(j) Until the Termination Date, neither the Company nor any person or entity acting on its behalf will negotiate or enter into any agreement with any other placement agent or underwriter with respect to a private or public offering of the Company's or any subsidiary's debt or equity securities. Neither the Company nor anyone acting on its behalf will, until the Termination Date, without the prior written consent of the Placement Agent, offer for sale to, or solicit offers to subscribe for Units or other securities of the Company from, or otherwise approach or negotiate in respect thereof with, any other person.

(k) At each Closing Date, (i) the independent auditors for the Company shall have provided a "comfort letter" concerning the Company's financial statements in the form customarily provided by Terance Kelley, CPA in connection with securities offerings by its audit clients and (ii) the chief executive officer and chief financial officer of the Company shall have provided representations and warranties relating to the Company's most recent quarterly and year-to-date unaudited financial statements and internal financial controls, similar to those to be included in the Company's 2003 annual report on Form 10-KSB under the 1934 Act, and as required by the Sarbanes-Oxley Act of 2002.

(l) The Company hereby agrees to file a registration statement on Form SB-2 or other appropriate registration document under the Act for resale of the Shares, the Conversion Shares and the Agent's Shares, as soon as possible, but not later than 30 days following the Final Closing. The Company shall cause such registration statement to become effective within the earlier of (i) the fifth trading day following the date on which the Company is notified by the SEC that such registration statement will not be reviewed or is no longer subject to further review and comments, (ii) one hundred twenty (120) days after the Final Closing or (iii) ninety (90) days from the date of the filing of such registration statement. If the registration statement has not been filed, or does not become effective within the respective periods set forth in the preceeding sentence, the Company shall pay to each investor in the Offering as liquidated damages and not as a penalty, an amount in cash equal to 2% of the aggregate purchase price paid by such investor in the Offering per month, until such registration statement has been filed or has been declared effective, as applicable. If the Company fails to pay any liquidated damages pursuant to this
Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 10% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rate basis for any portion of a month prior to the filing or effectiveness of the registration statement required hereunder, as applicable.

(m) Effective immediately following the First Closing, the Company hereby grants the Placement Agent the right to designate a nonvoting observer to the Company's Board of Directors (the "Observer"). Such status as an observer shall include advance written notice of and the right to attend all meetings of the Board of Directors of the Company and to obtain copies of all minutes from, and notices regarding, such meetings, as well as copies of all correspondence to members of the Board of Directors. If reasonably requested by the Company, the Observer will execute a non-disclosure agreement in a customary form.

(n) The Company hereby agrees to use its best efforts to (A) no later than November 30, 2004, (x) add an additional member to the Board of Directors such that the Board of Directors shall be composed of a total of seven (7) members and (y) appoint two (2) "independent directors" (as defined in New Nasdaq Rule 4200(a)(15)) to fill the vacancy created by such addition to the Board of Directors and other vacancies; and (B) at any time after November 30, 2004, but not later than February 28, 2005, designate an audit committee of the Board of Directors and appoint two (2) new members to the Board of Directors to replace two (2) existing directors, which audit committee shall be in compliance with the requirements of Nasdaq (as if the Company were subject to those requirements) or, if the Company's Common Stock is then traded on the American Stock Exchange ("Amex"), in compliance with the requirements of Amex. The Company shall use its reasonable best efforts to maintain compliance with the provisions of this Section 5(n) until the end of the Effectiveness Period (as defined in the Registration Rights Agreement).

(o) Within three (3) days following the date of the First Closing, the Company shall instruct its transfer agent that in no event shall such transfer agent be permitted to issue any certificates evidencing newly-issued shares of Common Stock, unless the issuances of shares of Common Stock evidenced by such certificates shall have been first approved by the Board of Directors of the Company, and the transfer agent shall have obtained a written certification from both the Chief Executive Officer and the Chief Financial Officer of the Company to such effect.

(p) As soon as reasonably practicable following the Final Closing, the Company hereby agrees, in consultation with the Placement Agent, to use its reasonable best efforts to cause its stockholders to approve and effect either a reverse stock split or increase in the number of authorized shares of Common Stock.

6. Conditions of Placement Agent's Obligations. The obligations of the Placement Agent hereunder are subject to the fulfillment, at or before each Closing, of the following additional conditions:

(a) Each of the representations and warranties of the Company contained in this Agreement which are qualified as to materiality shall have been true and correct, and the representations and warranties of the Company which are not qualified to materiality shall have been true and correct in all material respects, in each case, as of the date of this Agreement and as of each Closing Date as though made on and as of each Closing Date, except to the extent any such representation or warranty expressly speaks of a particular date, in which case it shall be true and correct as of such date.

(b) The Company shall have performed and complied in all material respects with all agreements, covenants and conditions required to be performed and complied with by it hereunder at or before each Closing.

(c) No order suspending the use of the Memorandum or enjoining the offering or sale of the Units shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the best of the Company's knowledge, are contemplated or threatened.

(d) As of immediately prior to the First Closing, the Company will have a capitalization of (i) 100,000,000 shares of Common Stock authorized, of which 45,077,386 shares shall be issued and outstanding, (ii) options to purchase 16,628,790 shares of Common Stock shall be issued and outstanding; and (iii) warrants to purchase 7,429,166 shares of Common Stock shall be issued and outstanding.

(e) The Placement Agent shall have received certificates of the chief financial officer of the Company, dated as of the applicable Closing Date, certifying on behalf of the Company as to the fulfillment of the conditions set forth in subparagraphs (a), (b), (c) and (d) above.

(f) The Company shall have delivered to the Placement Agent (i) a currently dated good standing certificate from the Secretary of State of Delaware and each jurisdiction in which the Company is qualified to do business as a foreign corporation, and (ii) certified resolutions of the Company's Board of Directors approving this Agreement and the other Transaction Documents, and the transactions and agreements contemplated by this Agreement and the other Transaction Documents.

(g) On or prior to the date hereof and at each Closing, the chief executive officer and chief financial officer of the Company shall have provided a certificate to the Placement Agent confirming on behalf of the Company that there have been no undisclosed material and adverse changes in the business condition (financial or otherwise) or prospects of the Company from the date of the latest financial statements included in the Memorandum, the absence of undisclosed liabilities and such other matters relating to the financial condition and prospects of the Company that the Placement Agent may reasonably request.

(h) At each Closing, the Company shall have (i) paid to the Placement Agent the Placement Agent's Fee in respect of all Units sold at such Closing, (ii) paid all fees, costs and expenses set forth in Section 5(i) hereof, and (iii) executed and delivered to the Placement Agent the Agent's Warrants in an amount proportional to the Units sold at such Closing.

(i) There shall have been delivered to the Placement Agent a signed opinion of outside counsel to the Company, dated as of each Closing Date, in substantially the form attached hereto as Exhibit A.

7. Indemnification.

(a) The Company will (i) indemnify and hold harmless the Placement Agent, its selected dealers and their respective officers, directors, employees and each person, if any, who controls the Placement Agent within the meaning of the Act and such selected dealers (each an "Indemnitee") against, and pay or reimburse each Indemnitee for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which will, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees, including appeals) (collectively, a "Claim"), to which any Indemnitee may become subject, under the Act or otherwise, in connection with the offer and sale of the Units, whether such losses, claims, damages, liabilities or expenses shall result from any claim of any Indemnitee or any third party; and (ii) reimburse each Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, action, proceeding or investigation; provided, however, that the Company will not be liable in any such case to the extent that any such claim, damage or liability results directly and primarily from (A) an untrue statement or alleged untrue statement of a material fact made in the Memorandum, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or any such controlling persons specifically for use in the preparation thereof, or (B) any violations by the Placement Agent of the Act or state securities laws which does not result from a violation thereof or a breach hereafter by the Company or any of its affiliates. In addition to the foregoing agreement to indemnify and reimburse, the Company will indemnify and hold harmless each Indemnitee against any and all Claims to which any Indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker's or finder's fees from any Indemnitee in connection with the Offering. Notwithstanding the foregoing, in no event shall this Section 7(a) apply with respect to any Claim that is finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of any Indemnitee.

(b) The Placement Agent will indemnify and hold harmless the Company, its officers, directors, employees and each person, if any, who controls the Company within the meaning of the Act against, and pay or reimburse any such person for, any and all losses, claims, damages or liabilities or expenses whatsoever (or actions, proceedings or investigations in respect thereof) to which the Company or any such person may become subject under the Act or otherwise, whether such losses, claims, damages, liabilities or expenses (or actions, proceedings or investigations in respect thereof) shall result from any claim of the Company, any of its officers, directors, employees, agents, any person who controls the Company within the meaning of the Act or any third party, insofar as such losses, claims, damages or liabilities are based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum but only with reference to information contained in the Memorandum relating to the Placement Agent, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if made or omitted in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or any such controlling persons, specifically for use in the preparation thereof. The Placement Agent will reimburse the Company or any such person for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action, proceeding or investigation to which such indemnity obligation applies. Notwithstanding the foregoing, in no event shall the Placement Agent's indemnification obligation hereunder exceed the amount of the Placement Agent's Fees actually received by it.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, claim, proceeding or investigation ("Action"), such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7 unless the indemnifying party has been substantially prejudiced by such omission. The indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party. The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party; provided, however, that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be specific defenses available to it which are different from or additional to those available to the indemnifying party or that such Action involves or could have a material adverse effect upon it with respect to matters beyond the scope of the indemnity agreements contained in this Agreement, then the counsel representing it, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf and in such case the reasonable fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party. No settlement of any Action against an indemnified party will be made without the consent of the indemnifying party and the indemnified party, which consent shall not be unreasonably withheld or delayed in light of all factors of importance to such party and no indemnifying party shall be liable to indemnify any person for any settlement of any such claim effected without such indemnifying party's consent.

8. Contribution. To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 7 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal that such claims for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case; or
(ii) any indemnified or indemnifying party seeks contribution under the Act, the 1934 Act, or otherwise, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total commissions and fees received by the Placement Agent. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 8. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls the Placement Agent within the meaning of the Act will have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of the Act will have the same rights to contribution as the Company, subject in each case to the provisions of this
Section 8. Anything in this Section 8 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 8 is intended to supersede, to the extent permitted by law, any right to contribution under the Act, the 1934 Act or otherwise available.

9. Termination.

(a) (I) The Offering may be terminated by the Placement Agent at any time prior to the expiration of the Offering Period in the event that (i) any of the representations or warranties of the Company contained herein shall have been false or misleading in any material respect when made or deemed made, (ii) the Company shall have failed to perform in any material respect any of its obligations hereunder, (iii) the Company shall have determined for any reason not to continue with the Offering or (iv) the Placement Agent shall determine in its sole discretion, reasonably exercised, that it is reasonably likely that any of the conditions to Closing set forth herein will not, or cannot, be satisfied. In the event of any such termination occasioned by or arising out of or in connection with the matters set forth in clauses (i)-(iii) above, or occasioned by or arising out of or in connection with a matter set forth in clause (iv) above due to any breach or failure hereunder on the part of the Company, the Placement Agent shall be entitled to receive, an amount equal to the sum of: (A) any Placement Agent's Fees to which the Placement Agent is entitled pursuant to
Section 3(d) hereof earned through the Termination Date, (B) an amount equal to three percent (3%) of the purchase price per Unit of all Units sold in the Offering (deeming, for this purpose, all Units offered as having been sold), less any amounts theretofore paid in respect of Placement Agent Expenses, and all unpaid Blue Sky Fees and other expenses set forth in Section 5(i) hereof and
(C) all amounts that may become payable pursuant to Section 3(f) hereof. If the Offering is not completed because the Placement Agent prevents its completion (except where the Placement Agent does so because of a breach by the Company of a covenant, representation or warranty contained herein or in the Memorandum which the Company fails to cure within ten (10) business days of receipt of written notice from the Company) or the Company terminates the Offering because of failure of the Commencement Date to occur within 10 days from the date hereof, the Placement Agent shall retain the $25,000 previously paid to the Placement Agent. Notwithstanding the foregoing, in the event the Company completes one or more public or private offerings of its securities within one year after the Company prevents the completion of the Offering (except where the Company does so because of a breach by the Placement Agent of a covenant, representation or warranty contained herein which the Placement Agent fails to cure within ten (10) business days of receipt of written notice from the Placement Agent), the Company shall also pay the Placement Agent an investment banking fee (an "Investment Banking Fee") equal to five percent (5%) of the total consideration received by the Company in connection with such sales of securities; provided, that the Company's obligation to pay the Placement Agent the Investment Banking Fee shall terminate and be of no further force or effect upon the date of the First Closing.

(II) This Offering may be terminated by the Placement Agent by notice to the Company at any time if, in the sole judgment of the Placement Agent reasonably exercised, the Offering or the sale or the payment for or the delivery of the Units is rendered impracticable or inadvisable because (i) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon trading in securities generally, or minimum or maximum prices shall have been generally established on the New York Stock Exchange, or trading in securities generally on such exchange shall have been suspended or a general banking moratorium shall have been established by federal or New York State authorities, (ii) a war, major hostilities, terrorist or similar activity, act of God or other calamity shall have occurred or, if existing, shall have been substantially escalated, or (iii) of a material adverse change in the condition (financial or otherwise) of the Company, its business or business prospects.

(b) This Offering may be terminated by the Company at any time prior to the Termination Date in the event that the Placement Agent shall have failed to perform any of its material obligations hereunder. In the event of any termination by the Company pursuant to this paragraph, the Placement Agent shall be entitled to receive all amounts as may be due under any indemnity or contribution obligation provided herein or any other Transaction Document, at law or otherwise. On such Termination Date, the Company shall pay all unpaid Blue Sky Fees and other expenses set forth in Section 5(i) hereof.

(c) Upon any such termination, the Escrow Agent will, at the request of the Placement Agent, cause all money received in respect of subscriptions for Units not sold to be promptly returned to such subscribers without interest, penalty, expense or deduction. Any interest earned thereon shall be applied first to the payment of amounts, if any, due to the Escrow Agent and next to the payment of any amounts payable to the Placement Agent hereunder which remain unpaid.

10. Survival.

(a) The obligations of the parties to pay any costs and expenses hereunder and to provide indemnification and contribution as provided herein shall survive any termination hereunder.

(b) The respective indemnities, agreements, representations, warranties and other statements of the Company set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of, and regardless of any access to information by, the Company or the Placement Agent, or any of their officers or directors or any controlling person thereof, and will survive the sale of the Units.

11. Notices. All communications hereunder will be in writing and, except as otherwise expressly provided herein or after notice by one party to the other of a change of address, if sent to the Placement Agent, will be mailed, delivered or telefaxed and confirmed to Casimir Capital LP, 100 Broadway, New York, New York 10005-4512, Attention: Richard Sands, Telefax number 212-798-1399, with a copy to Feldman Weinstein LLP, 420 Lexington Avenue, New York, New York 10170,
Attention: David N. Feldman, Esq., Telefax number (212) 997-4242, and if sent to the Company, will be mailed, delivered or telefaxed and confirmed to Wireless Frontier Internet, Inc. 104 West Callaghan Street, Fort Stockton, Texas 79735,
Attention: Chief Financial Officer, Telefax number (432) 336-0441, with a copy to Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, Attention: Ernest S. Wechsler, Esq., Telefax number (212) 715-8000.

12. APPLICABLE LAW, COSTS, ETC. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and shall be commenced exclusively in the state and federal courts sitting in The City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.


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

13. Confidentiality. The Company hereby agrees to hold confidential the identities of the purchasers in the Offering and shall not disclose their names and addresses without the prior written consent of the Placement Agent, unless required by law. The Company hereby consents to the granting of an injunction against it by any court of competent jurisdiction to enjoin it from violating the foregoing confidentiality provisions. The Company hereby agrees that the Placement Agent will not have an adequate remedy at law in the event that the Company breaches these confidentiality provisions contained herein, and that the Placement Agent will suffer irreparable damage and injury as a result of any such breach. Resort to such equitable relief shall not, however, be construed to be a waiver of any other rights or remedies which the Placement Agent may have.

14. Miscellaneous. No provision of this Agreement may be amended or modified, or any provision hereof waived, except, in the case of an amendment or modification, by an instrument in writing signed by the Company and the Placement agent, and in the case of a waiver, by an instrument signed in writing by the party against whom such waiver is sought. Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party's obligations hereunder. Any party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however, that any such waiver shall be in writing specifically setting forth those provisions waived thereby. No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement. This Agreement contains the entire agreement between the parties hereto and is intended to supersede any and all prior agreements between the parties relating to the same subject matter. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute a single agreement. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

                            [SIGNATURE PAGE FOLLOWS]


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

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding agreement between the Company and the Placement Agent in accordance with its terms.

                                        Very truly yours,

                                        WIRELESS FRONTIER INTERNET, INC.


                                        By: /s/ Alex Gonzalez
                                           -------------------------------------
                                        Name:   Alex Gonzalez
                                        Title:  Chief Executive Officer

                                        Accepted and agreed to this 18th day
                                        of June, 2004.


                                        CASIMIR CAPITAL LP.


                                        By: /s/ Richard F. Sands
                                           -------------------------------------
                                        Name:   Richard F. Sands
                                        Title:  President and
                                                Chief Executive Officer


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